Exhibit 99.1
                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 29, 2003

In re                                                                 |         Case Nos. 02-12599 through
SLI, INC.,                                                            |         02-12608
CHICAGO MINIATURE OPTOELECTRONIC TECHNOLOGIES, INC.,                  |
ELECTRO-MAG INTERNATIONAL, INC.,                                      |         Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING INTERNATIONAL, INC.,         |
SLI LIGHTING PRODUCTS, INC.,                                          |         Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,                                                 |
SLI LIGHTING SOLUTIONS, INC., AND                                     |
CML AIR, INC.,                                                        |
                                                                      |
Debtors.                                                              |
----------------------------------------------------------------------

Attached are the Monthly Operating Reports for the Debtors referenced below. Each Monthly Operating Report includes the following:

    ----------------------------------------------------------------------------
    REQUIRED DOCUMENTS                                         Form     Document
                                                              Number    Attached
    ----------------------------------------------------------------------------
    Flash Variance Report                                                  X
    ----------------------------------------------------------------------------
    Schedule of Cash Disbursements                             MOR-1       X
    ----------------------------------------------------------------------------
    Income Statement                                           MOR-2       X
    ----------------------------------------------------------------------------
    Balance Sheet                                              MOR-3       X
    ----------------------------------------------------------------------------
    Consolidated Status of Postpetition Taxes                  MOR-4a      X
    ----------------------------------------------------------------------------
    Consolidated Summary of Unpaid Postpetition Debts          MOR-4b      X
    ----------------------------------------------------------------------------
    Accounts Receivable Reconciliation and Aging               MOR-5a      X
    ----------------------------------------------------------------------------
    Debtor Questionnaire                                       MOR-5b      X
    ----------------------------------------------------------------------------

The Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on September 9, 2002. Fiscal June which is covered by this report, runs from June 2, 2003 through June 29, 2003. Due to limitations of the Debtor's general ledger system, the following five Debtors are presented on a consolidated basis (SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.) while the remaining three Debtors are reported separately.

MOR-1 is presented on a consolidated basis for all eight debtors, with a separate summary cash disbursement schedule breaking out each Debtor's disbursements. MOR-4a and 5b are presented on a consolidated basis for all of the Debtors.

The Debtors have not included the following information based upon an agreement with the Office of the United States Trustee:

o MOR-1 does not include copies of bank statements, disbursement journals, or bank reconciliation's due to the voluminous nature of such materials, limitations of the Debtor's systems, and the impracticality of providing such information in the timeframe required.

o MOR-4a does not include copies of tax returns or Form 6123 payment receipts due to the burdensome nature of providing such materials. In lieu of such information, a single affidavit from the Debtors' Executive Vice President has been provided.

I declare under penalty of perjury (28 U.S.C. Section 1746) those these report and the attached documents are true and correct to the best of my knowledge and belief.

       ---------------            ---------------------------------------------
       Date                       Stephen N. Cummings, Executive Vice President

In re: SLI Inc. et al.                       Case No.: 02-12599 through 02-12608

                                   Reporting Period June 2, 2003 - June 29, 2003

            CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                       JUNE 2, 2003 THROUGH JUNE 29, 2003

                                                            --------------------------------------------------------------
                                                                              Consolidated Filing Entities
                                                            --------------------------------------------------------------
                                                            Forecast          Actuals                     Variance
                                                                                                 -------------------------
                                                              June             June
Beginning Cash                                                3,000             3,367              367               12.2%

Receipts
    Trade                                                    10,949            10,650             (299)              -2.7%
    Intercompany                                                  0                 0                0
    Other Receipts                                               65               503              438              673.8%
                                                            -------           -------           ------             ------
       Total Receipts                                        11,014            11,153              139                1.3%

Payments
    Payroll & Wages
       Salaries                                               1,222             1,309               87                7.1%
       Wages                                                    196                68             (128)             -65.3%
       Benefits                                                 247               362              115               46.6%
       Severance                                                  0                 0                0
                                                            -------           -------           ------             ------
               Sub Total                                      1,665             1,739               74                4.4%

    Operating Expenses
       RM / Finished Goods / Freight                          5,064             5,176              113                2.2%
       Intercompany Payments                                  2,875             3,113              238                8.3%
       Intercompany Loans                                         0                 0                0
       Occupancy Costs                                           94                99                5                5.3%
       Utilities                                                129                92              (37)             -28.4%
       Insurance                                                153               403              250              163.4%
       Contract / Temporary Labour                               32                28               (4)             -12.5%
       Commissions                                              254               290               36               14.2%
       Selling                                                   88                93                5                5.7%
       Corporate                                                  0               123              123
       Other                                                    186               117              (69)             -37.1%
                                                            -------           -------           ------             ------
               Sub Total                                      8,875             9,535              660                7.4%
                                                            -------           -------           ------             ------
       Total Operating Expenses                              10,540            11,274              734                7.0%

    Bankruptcy
       Professionals
          Bank Professionals                                    475               122             (353)             -74.3%
          Professionals                                         800             1,557              757               94.6%
                                                            -------           -------           ------             ------
               Sub Total                                      1,275             1,679              404               31.7%

       DIP Fees/Interest                                        152               162               10                6.7%
                                                            -------           -------           ------             ------
               Total Bankruptcy                               1,427             1,841              414               29.0%

    Other Expenses
       Interest Expense and Fees                                  4                 0               (4)
       Professional Fees                                          6                89               83             1383.3%
       Taxes                                                     53                85               32               60.4%
       Purchaser Exp. Reimb                                       0                 0                0
                                                            -------           -------           ------             ------
               Sub Total                                         63               174              111              176.2%
                                                            -------           -------           ------             ------
Total Disbursements                                          12,030            13,289            1,259               10.5%
                                                            -------           -------           ------             ------
Net Cash Flow                                                (1,016)           (2,136)          (1,120)             110.3%
                                                            -------           -------           ------             ------
    Intercompany Transfers                                        0                (6)              (6)
    DIP Draw/(Payment)                                        1,016                 0           (1,016)
                                                            -------           -------           ------             ------
Ending Cash                                                   3,000             1,225           (1,775)             -59.2%
                                                            =======           =======           ======             ======

------------------------------------------------------------------------------------------------------
DIP Facility
    Total Committed Facility Size                            30,000            30,000                0
    Opening Balance                                          26,700            25,500           (1,200)
         US Draw/Repayment                                    1,016               500             (516)
                                                            ------------------------------------------
       Ending Balance                                        27,716            26,000           (1,716)
                                                            ==========================================
         Availability                                         2,284             4,000            1,716
       Additional Discretionary Avail                         5,000             5,000                0
------------------------------------------------------------------------------------------------------

In re: SLI Inc. et al.                       Case No.: 02-12599 through 02-12608

                                  Reporting Period: June 2, 2003 - June 29, 2003

                            SCHEDULE OF DISBURSEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                                          Monthly Disbursements
                                    ------------------------------------------------------------------------------------------------
Entity                              September   October    November  December  January   February   March    April    May      June
------------------------------------------------------------------------------------------------------------------------------------
SLI Inc.                   02-12608  $ 3,162    $ 1,354    $ 3,806    1,539     1,639      4,498    2,541    1,316    3,022    2,176
Chicago Miniature
  Optoelectronic
  Technologies, Inc.,      02-12599    4,207      6,305      8,875    6,556     6,380      9,991    6,958    6,541    7,083    7,161
Electro-Mag
  International, Inc.,     02-12600       --         --         --       --        --         --       --       --       --       --
Chicago-Miniature
  Lamp-Sylvania Lighting
  International, Inc.,     02-12602       --         --         --       --        --         --       --       --       --       --
SLI Lighting Products      02-12603    5,121      2,830      4,483    3,627     4,969      4,785    4,809    4,079    4,345    3,952
SLI Lighting Company       02-12604       --         --         --       --        --         --       --       --       --       --
SLI Lighting Solutions     02-12605        4         --         --        2        18         --       --        1       --       --
CML Air, Inc.,             02-12606       --         --         --       --        --         --       --       --       --       --
                                     -----------------------------------------------------------------------------------------------
Disbursements
  (post filing only)                 $12,494    $10,489    $17,164  $11,724   $13,006    $19,274  $14,308  $11,937  $14,450  $13,289
                                    ================================================================================================

In re: SLI Inc.                   Case No.: 02-12599, 12600, 12602, 12606, 12608
                          Reporting Period: June 2, 2003 - June 29, 2003

                             Statement of Operations
                                    $US (000)

-------------------------------------------------------------------------------
                                                           Cumulative Filing to
SLI INC.(1)                                     June              Date
-------------------------------------------------------------------------------
NET SALES
-------------------------------------------------------------------------------
  Outside Sales                               $  4,160             $ 49,472
-------------------------------------------------------------------------------
  Intercompany                                $    114             $    393
-------------------------------------------------------------------------------
Total                                            4,274               49,865
-------------------------------------------------------------------------------
COST OF GOODS SOLD                               7,560               49,126
-------------------------------------------------------------------------------
GROSS PROFIT                                    (3,286)                 739
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Selling, General & Administration                2,122               13,544
-------------------------------------------------------------------------------
Loss on Impairment of Assets                        --                   --
-------------------------------------------------------------------------------
One time cost                                    7,893               36,484
-------------------------------------------------------------------------------
Restructuring                                       --                   --
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPERATING INCOME                               (13,301)             (49,289)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE:
-------------------------------------------------------------------------------
  Interest Expense, net                            342                7,698
-------------------------------------------------------------------------------
  Related Party Interest Expense                   (26)
-------------------------------------------------------------------------------
  (Gain)/loss on sale of assets                     --                1,309
-------------------------------------------------------------------------------
  Minority interest                                                        --
-------------------------------------------------------------------------------
  Other, net                                     3,036                3,733
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INCOME BEFORE TAX                              (16,679)             (62,003)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INCOME TAXES                                        45                  319
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET INCOME                                    $(16,724)            $(62,322)
-------------------------------------------------------------------------------

(1)SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

NOTE: Subject to quarter end review and adjustments.

In re: SLI Lighting Products              Case No.: 02-12603
                                  Reporting Period: June 2, 2003 - June 29, 2003

                            Statement of Operations
                                   $US (000)

--------------------------------------------------------------------------------
                                                            Cumulative Filing to
SLI LIGHTING PRODUCTS                           June               Date
--------------------------------------------------------------------------------
NET SALES
--------------------------------------------------------------------------------
  Outside Sales                                $ 3,304             $ 39,451
--------------------------------------------------------------------------------
  Intercompany                                      --                   15
--------------------------------------------------------------------------------
Total                                            3,304               39,466
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COST OF GOODS SOLD                               2,638               31,629
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROSS PROFIT                                       666                7,837
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selling, General & Administration                  735                7,721
--------------------------------------------------------------------------------
Loss on Impairment of Assets                        --
--------------------------------------------------------------------------------
One time cost                                       --
--------------------------------------------------------------------------------
Restructuring                                       --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPERATING INCOME                                   (69)                 116
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE:
--------------------------------------------------------------------------------
  Interest Expense, net                             --
--------------------------------------------------------------------------------
  Related Party Interest Expense                     1
--------------------------------------------------------------------------------
  (Gain)/loss on sale of assets                     --
--------------------------------------------------------------------------------
  Minority interest                                 --
--------------------------------------------------------------------------------
  Other, net                                       214                  234
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME BEFORE TAX                                 (283)                (119)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INCOME TAXES                                       (30)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET INCOME                                     $  (283)            $    (89)
--------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.

In re: SLI Lighting Company               Case No.: 02-12604
                                  Reporting Period: June 2, 2003 - June 29, 2003

                             Statement of Operations
                                    $US (000)

--------------------------------------------------------------------------------
                                                            Cumulative Filing to
SLI LIGHTING COMPANY                              June             Date
--------------------------------------------------------------------------------
NET SALES
--------------------------------------------------------------------------------
      Outside Sales                                                   $  --
--------------------------------------------------------------------------------
      Intercompany                                                       --
--------------------------------------------------------------------------------
Total                                                                    --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COST OF GOODS SOLD                                                       --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROSS PROFIT                                                             --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selling, General & Administration                  389                  444
--------------------------------------------------------------------------------
Loss on Impairment of Assets                                             --
--------------------------------------------------------------------------------
One time cost                                                            --
--------------------------------------------------------------------------------
Restructuring                                                            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPERATING INCOME                                  (389)                (444)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE:
--------------------------------------------------------------------------------
      Interest Expense, net                         (2)                 (14)
--------------------------------------------------------------------------------
      Related Party Interest Expense                                     --
--------------------------------------------------------------------------------
      (Gain)/loss on sale of assets                                      --
--------------------------------------------------------------------------------
      Minority interest                                                  --
--------------------------------------------------------------------------------
      Other, net                                    (3)                 (30)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME BEFORE TAX                                 (384)                (400)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INCOME TAXES                                                             --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET INCOME                                       $(384)               $(400)
--------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.

In re: SLI Lighting Solutions             Case No.: 02-12605
                                  Reporting Period: June 2, 2003 - June 29, 2003


                             Statement of Operations
                                    $US (000)

--------------------------------------------------------------------------------
                                                            Cumulative Filing to
SLI LIGHTING SOLUTIONS                            June             Date
--------------------------------------------------------------------------------
NET SALES
--------------------------------------------------------------------------------
      Outside Sales                               $ --                $  --
--------------------------------------------------------------------------------
      Intercompany                                  --                   --
--------------------------------------------------------------------------------
Total                                               --                   --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COST OF GOODS SOLD                                  --                   --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROSS PROFIT                                        --                   --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selling, General & Administration                   --                 (125)
--------------------------------------------------------------------------------
Loss on Impairment of Assets                        --                   --
--------------------------------------------------------------------------------
One time cost                                       --                   --
--------------------------------------------------------------------------------
Restructuring                                       --                  403
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPERATING INCOME                                    --                 (278)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE:                                                  --
--------------------------------------------------------------------------------
      Interest Expense, net                         --                   --
--------------------------------------------------------------------------------
      Related Party Interest Expense                --                   --
--------------------------------------------------------------------------------
      (Gain)/loss on sale of assets                 --                   --
--------------------------------------------------------------------------------
      Minority interest                             --                   --
--------------------------------------------------------------------------------
      Other, net                                    --                   --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME BEFORE TAX                                   --                 (278)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INCOME TAXES                                        --                   --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET INCOME                                        $ --                $(278)
--------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.

In re: SLI Inc. et al.            Case No.: 02-12599, 12600, 12602, 12606, 12608
                          Reporting Period: June 2, 2003 - June 29, 2003

                                  BALANCE SHEET
                                    $US (000)

--------------------------------------------------------------------------------
                                                          Book Value at End of
SLI INC.(1)                                              Current Reporting Month
--------------------------------------------------------------------------------
                                                                 June
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
         Cash and Cash Equivalents                                        1,652
         -----------------------------------------------------------------------
         Accounts Receivable                                             12,348
         -----------------------------------------------------------------------
         Inventories                                                      9,960
         -----------------------------------------------------------------------
         Prepaid Expenses and Other Current Assets                        1,185
         -----------------------------------------------------------------------
         Intercompany Receivables                                       859,425
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                    884,570
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
         Gross PPE                                                       27,826
         -----------------------------------------------------------------------
         Less: Accumulated Depreciation                                  (9,596)
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                             18,230
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
         Investments in Subsidiary                                       89,428
         -----------------------------------------------------------------------
         Goodwill                                                         2,768
         -----------------------------------------------------------------------
         Other Intangible Assets                                          1,558
         -----------------------------------------------------------------------
         Deferred Charges                                                    --
         -----------------------------------------------------------------------
         Other Assets                                                        (7)
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ASSETS                                                          $ 996,547
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT LIABILITIES
--------------------------------------------------------------------------------
         DIP Facility                                                    26,000
         -----------------------------------------------------------------------
         Accounts Payable                                                 2,168
         -----------------------------------------------------------------------
         Other Accrued Expenses                                          12,491
         -----------------------------------------------------------------------
         Accrued Income Taxes Payable                                       922
         -----------------------------------------------------------------------
         Intercompany Payables                                           32,417
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                73,998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                      --
--------------------------------------------------------------------------------
Less Current Portion                                                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER LIABILITIES:
--------------------------------------------------------------------------------
         Deferred Income Taxes                                            8,076
         -----------------------------------------------------------------------
         Other Long-Term Liabilities                                      4,226
--------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                  12,302
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                            388,341
--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                         419,287
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------
         Common Stock                                                       191
         -----------------------------------------------------------------------
         Additional Paid-in Capital                                     230,375
         -----------------------------------------------------------------------
         Retained Earnings                                             (128,298)
         -----------------------------------------------------------------------
         Currency Translation Adjustment                                    351
         -----------------------------------------------------------------------
         Less:  Treasury Stock at Cost                                       --
--------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                              102,619
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                   $ 996,547
--------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.

(1)SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Lighting Products              Case No.: 02-12603
                                  Reporting Period: June 2, 2003 - June 29, 2003

                                  BALANCE SHEET
                                    $US (000)

--------------------------------------------------------------------------------
                                                          Book Value at End of
SLI LIGHTING PRODUCTS                                    Current Reporting Month
--------------------------------------------------------------------------------
                                                                  June
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
         Cash and Cash Equivalents                                         (233)
         -----------------------------------------------------------------------
         Accounts Receivable                                              5,508
         -----------------------------------------------------------------------
         Income Tax Receivable                                               --
         -----------------------------------------------------------------------
         Receivables from Shareholder                                        --
         -----------------------------------------------------------------------
         Inventories                                                     13,658
         -----------------------------------------------------------------------
         Prepaid Income Taxes                                                --
         -----------------------------------------------------------------------
         Prepaid Expenses and Other Current Assets                        1,519
         -----------------------------------------------------------------------
         Intercompany Receivables                                       204,187
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                    224,639
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
         Gross PPE                                                        1,600
         -----------------------------------------------------------------------
         Less: Accumulated Depreciation                                    (468)
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                              1,132
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
         Investments in Subsidiary                                           --
         -----------------------------------------------------------------------
         Goodwill                                                            --
         -----------------------------------------------------------------------
         Other Assets                                                     1,863
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ASSETS                                                          $ 227,634
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT LIABILITIES
--------------------------------------------------------------------------------
         DIP Facility                                                        --
         -----------------------------------------------------------------------
         Accounts Payable                                                   359
         -----------------------------------------------------------------------
         Other Accrued Expenses                                             944
         -----------------------------------------------------------------------
         Accrued Income Taxes Payable                                        (5)
         -----------------------------------------------------------------------
         Intercompany Payables                                           22,745
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                24,043
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                     601
--------------------------------------------------------------------------------
Less Current Portion                                                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER LIABILITIES:
--------------------------------------------------------------------------------
         Deferred Income Taxes                                               --
         -----------------------------------------------------------------------
         Other Long-Term Liabilities                                         13
--------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                      13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                              5,590
--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                         238,816
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------
         Common Stock                                                        10
         -----------------------------------------------------------------------
         Additional Paid-in Capital                                      51,000
         -----------------------------------------------------------------------
         Retained Earnings                                              (92,439)
         -----------------------------------------------------------------------
         Currency Translation Adjustment                                     --
         -----------------------------------------------------------------------
         Less:  Treasury Stock at Cost                                       --
--------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                              (41,429)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                   $ 227,634
--------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.

In re: SLI Lighting Company               Case No.: 02-12604
                                  Reporting Period: June 2, 2003 - June 29, 2003

                                  BALANCE SHEET
                                    $US (000)

--------------------------------------------------------------------------------
                                                          Book Value at End of
SLI LIGHTING COMPANY                                     Current Reporting Month
--------------------------------------------------------------------------------
                                                                 June
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
         Cash and Cash Equivalents                                           --
         -----------------------------------------------------------------------
         Accounts Receivable                                                 --
         -----------------------------------------------------------------------
         Income Tax Receivable                                               --
         -----------------------------------------------------------------------
         Receivables from Shareholder                                        --
         -----------------------------------------------------------------------
         Inventories                                                         --
         -----------------------------------------------------------------------
         Prepaid Income Taxes                                                --
         -----------------------------------------------------------------------
         Prepaid Expenses and Other Current Assets                           --
         -----------------------------------------------------------------------
         Intercompany Receivables                                         4,177
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                      4,177
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
         Gross PPE                                                          783
         -----------------------------------------------------------------------
         Less: Accumulated Depreciation                                    (183)
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                600
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
         Investments in Subsidiary                                           --
         -----------------------------------------------------------------------
         Goodwill                                                            --
         -----------------------------------------------------------------------
         Other Assets                                                        --
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ASSETS                                                            $ 4,777
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT LIABILITIES
--------------------------------------------------------------------------------
         DIP Facility                                                        --
         -----------------------------------------------------------------------
         Accounts Payable                                                    --
         -----------------------------------------------------------------------
         Other Accrued Expenses                                             411
         -----------------------------------------------------------------------
         Accrued Income Taxes Payable                                        --
         -----------------------------------------------------------------------
         Intercompany Payables                                               --
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                   411
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                      --
--------------------------------------------------------------------------------
Less Current Portion                                                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER LIABILITIES:
--------------------------------------------------------------------------------
         Deferred Income Taxes                                               --
         -----------------------------------------------------------------------
         Other Long-Term Liabilities                                         --
--------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                      --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                 --
--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------
         Common Stock                                                        --
         -----------------------------------------------------------------------
         Additional Paid-in Capital                                       8,592
         -----------------------------------------------------------------------
         Retained Earnings                                               (4,226)
         -----------------------------------------------------------------------
         Currency Translation Adjustment                                     --
         -----------------------------------------------------------------------
         Less:  Treasury Stock at Cost                                       --
--------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                                4,366
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                     $ 4,777
--------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.

In re: SLI Lighting Solutions             Case No.: 02-12605
                                  Reporting Period: June 2, 2003 - June 29, 2003

                                  BALANCE SHEET
                                    $US (000)

--------------------------------------------------------------------------------
                                                          Book Value at End of
SLI LIGHTING SOLUTIONS                                   Current Reporting Month
--------------------------------------------------------------------------------
                                                                  June
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
         Cash and Cash Equivalents                                           --
         -----------------------------------------------------------------------
         Accounts Receivable                                                 --
         -----------------------------------------------------------------------
         Income Tax Receivable                                               --
         -----------------------------------------------------------------------
         Receivables from Shareholder                                        --
         -----------------------------------------------------------------------
         Inventories                                                         --
         -----------------------------------------------------------------------
         Prepaid Income Taxes                                                --
         -----------------------------------------------------------------------
         Prepaid Expenses and Other Current Assets                           --
         -----------------------------------------------------------------------
         Intercompany Receivables                                           639
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                        639
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
         Gross PPE                                                           --
         -----------------------------------------------------------------------
         Less: Accumulated Depreciation                                      --
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                 --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
         Investments in Subsidiary                                           --
         -----------------------------------------------------------------------
         Goodwill                                                            --
         -----------------------------------------------------------------------
         Other Assets                                                        --
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ASSETS                                                           $    639
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT LIABILITIES
--------------------------------------------------------------------------------
         DIP Facility                                                        --
         -----------------------------------------------------------------------
         Accounts Payable                                                     1
         -----------------------------------------------------------------------
         Other Accrued Expenses                                              61
         -----------------------------------------------------------------------
         Accrued Income Taxes Payable                                        --
         -----------------------------------------------------------------------
         Intercompany Payables                                               41
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                   103
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                      --
--------------------------------------------------------------------------------
Less Current Portion                                                         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER LIABILITIES:
--------------------------------------------------------------------------------
         Deferred Income Taxes                                               --
         -----------------------------------------------------------------------
         Other Long-Term Liabilities                                         --
--------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                      --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                311
--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                          50,467
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------
         Common Stock                                                        --
         -----------------------------------------------------------------------
         Additional Paid-in Capital                                      17,002
         -----------------------------------------------------------------------
         Retained Earnings                                              (67,244)
         -----------------------------------------------------------------------
         Currency Translation Adjustment                                     --
         -----------------------------------------------------------------------
         Less:  Treasury Stock at Cost                                       --
--------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                              (50,242)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                    $    639
--------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re                                                            |            Case Nos. 02-12599 through
SLI, INC.,                                                       |            02-12608
CHICAGO MINIATURE OPTOELECTRONIC TECHNOLOGIES, INC.,             |
ELECTRO-MAG INTERNATIONAL, INC.,                                 |            Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING INTERNATIONAL, INC.,    |
SLI LIGHTING PRODUCTS, INC.,                                     |            Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,                                            |
SLI LIGHTING SOLUTIONS, INC., AND                                |
CML AIR, INC.,                                                   |
                                                                 |
Debtors.                                                         |
-----------------------------------------------------------------

STATE OF MASSACHUSETTS              )
                                    )
COUNTY OF NORFORK                   )

      STEPHEN N. CUMMINGS, hereby declares and states:


      1. I am Executive Vice President of Finance and Tax for SLI, Inc. ("SLI"), a corporation organized under the laws of the State of Oklahoma and one of the Debtors and Debtors in possession in the above-captioned chapter 11 cases (the "Debtors"). SLI is the direct or indirect parent of each of the other Debtors. I am familiar with the Debtors' day-to-day operations, business affairs and books and records.

      2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtor, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

      3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required postpetition tax payments in connection therewith on a timely basis.

                                                     Respectfully submitted,
Dated: __________________                            ___________________________
Canton, Massachusetts                                Stephen N.Cummings
                                                     Executive Vice President
                                                     SLI, Inc.

In re: SLI Inc. et al.                    Case No.: 02-12599 through 02-12608
                                  Reporting Period: June 2, 2003 - June 29, 2003

                         Summary of Post Petition Debts
                                    $US (000)

--------------------------------------------------------------------------------------------------
     Accounts Payable Aging                             Case #      Current     Past Due     Total
--------------------------------------------------------------------------------------------------
SLI Inc.(1)                                           02-12608      $2,168      $   --      $2,168
--------------------------------------------------------------------------------------------------
SLI Lighting Products                                 02-12603         359          --         359
--------------------------------------------------------------------------------------------------
SLI Lighting Company                                  02-12604          --          --          --
--------------------------------------------------------------------------------------------------
SLI Lighting Solutions                                02-12605           1          --           1
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Total                                                               $2,528      $   --      $2,528
--------------------------------------------------------------------------------------------------

(1)SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Inc. et al.

                                          Case No.: 02-12599 through 02-12608
                                  Reporting Period: June 2, 2003 - June 29, 2003

                       Accounts Receivable Reconciliation
                                    $US (000)

-------------------------------------------------------------------------------------------------------------------------
       Accounts Receivable Reconciliation                   SLI Inc.(1)   SLI Lighting      SLI Lighting     SLI Lighting
                                                                            Products          Company          Solutions
                                                             02-12608       02-12603          02-12604         02-12605
-------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of
  the reporting period                                       $ 13,498       $ 8,714             $ --             $ 667
-------------------------------------------------------------------------------------------------------------------------
+ Amounts billed during the period                              5,341         3,302               --                --
-------------------------------------------------------------------------------------------------------------------------
- Amounts collected during the period                          (5,207)       (3,677)              --                --
-------------------------------------------------------------------------------------------------------------------------
+Adjustments/Doubtful Accounts                                 (1,284)       (2,831)              --              (667)
-------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the end of
  the reporting period                                       $ 12,348       $ 5,508             $ --             $  --
-------------------------------------------------------------------------------------------------------------------------

(1)SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Inc. et al.

                                          Case No.: 02-12599 through 02-12608
                                  Reporting Period: June 2, 2003 - June 29, 2003

                            Accounts Receivable Aging
                                    $US (000)

------------------------------------------------------------------------------------------------------------------------------------
 Accounts Receivable Aging                        Current   1-30     31-60      61+      Total     Other AR    Allowance   Total A/R
------------------------------------------------------------------------------------------------------------------------------------
SLI Inc.(1)                            02-12608   $4,568   $5,364   $1,205   $ 1,949   $ 13,086    $  (131)     $   (607)   $12,348
------------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Products                  02-12603    4,221    1,053      227     2,800      8,301         --        (2,793)     5,508
------------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Company                   02-12604       --       --       --        --         --         --            --         --
------------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Solutions                 02-12605       --       --       --       667        667         --          (667)        --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total                                             $8,789   $6,417   $1,432   $ 5,416   $ 22,054    $  (131)     $ (4,067)   $17,856
------------------------------------------------------------------------------------------------------------------------------------

(1)SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

In re: SLI Inc. et al.

                                          Case No.: 02-12599 through 02-12608
                                  Reporting Period: June 2, 2003 - June 29, 2003

                        Consolidated Debtor Questionnaire

--------------------------------------------------------------------------------
Must be Completed Each Month                                             Yes/No
--------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the                    No
normal course of business this reporting period? If yes,
provide an explanation below.
--------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than               No
a debtor in possession account this reporting period? If
yes, provide an explanation.
--------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed? If                Yes
no, provide an explanation.
--------------------------------------------------------------------------------
4. Are workers compensation, general liability and other                  Yes
necessary insurance coverages in effect? If no, provide an
explanation.
--------------------------------------------------------------------------------